                                   EXHIBIT 1

                            JOINT FILING AGREEMENT


In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Republic Engineered Steels, Inc., a Delaware corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.



                                        BLACKSTONE MANAGEMENT
                                          ASSOCIATES II L.L.C.

                                        By: /s/ David A. Stockman
                                           ----------------------------
                                           Name:  David A. Stockman
                                           Title:   Member

                                        /s/ David A. Stockman
                                        -------------------------------
                                        PETER G. PETERSON

                                        By:  David A. Stockman, Attorney-in-Fact

                                        /s/ David A. Stockman
                                        -------------------------------
                                        STEPHEN A. SCHWARZMAN

                                        By:  David A. Stockman, Attorney-in-Fact


                                        VERITAS CAPITAL MANAGEMENT, L.L.C.

                                        By: /s/ Robert B. McKeon
                                           ----------------------------
                                           Name:  Robert B. McKeon
                                           Title: Member

                                        /s/ Robert B. McKeon
                                        -------------------------------
                                        ROBERT B. MCKEON

                                        /s/ Thomas J. Campbell
                                        -------------------------------
                                        THOMAS J. CAMPBELL

                                        HVR HOLDINGS, LLC

                                        By: /s/ Andrew H. McQuarrie
                                           ----------------------------
                                           Name:   Andrew H. McQuarrie
                                           Title:  Vice President


Dated:  September 22, 1998